UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2026

Change Agents Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

(Address of principal executive offices, including ZIP code)

(732) 780-4400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	CHGA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Special Meeting (as defined below) on October 30, 2026 , the shareholders of Change Agents Corporation (the “Company”) approved Amendment No. 1 to the Avalon GloboCare Corp. Stock Incentive Plan (the “Plan Amendment’) to increase the number of shares of common stock reserved for issuance thereunder to 500,000 shares from 100,000 shares.

The foregoing descriptions of the Plan Amendment is not complete and are qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 30, 2026, the Company held a special meeting of stockholders (the “Special Meeting”) for the purpose of holding a stockholder vote on Proposals 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, and 17 set forth below. A total of 406,853 shares of the Company’s common stock, constituting a quorum, were represented in person or by valid proxies at the Special Meeting.

At the Special Meeting, the Company’s stockholders:

1.	Approved the potential issuance, for the purposes of complying with Nasdaq Listing Rule 5635(d), of the Company’s common stock pursuant to that certain Equity Purchase Agreement, dated July 22, 2026 as amended by that certain First Amendment thereto dated August 21, 2026 and further amended by that certain Second Amendment dated September 9, 2026, by and between Company and Hudson Global Ventures, LLC (the “ELOC Proposal”);

2.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 46,297 shares of the Company’s common stock issuable upon the exercise of a common stock purchase warrant issued to Hudson Global Ventures, LLC, pursuant to that certain equity purchase agreement dated as of July 22, 2026 by and between Company and Hudson Global Ventures, LLC (the “ELOC Warrant Shares Proposal”);

3.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), any 20% Issuance (as defined in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 29, 2026 (the “Proxy Statement”)) made by the Company that is less than the Minimum Price (as defined in the Proxy Statement) and is within the Nasdaq parameters described in the Proxy Statement (the “Future Issuances Proposal”);

4.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the Company’s common stock issuable upon conversion of a promissory note, dated February 11, 2026, issued to Vanquish Funding Group, Inc. (the “February 11th Note Conversion Proposal”);

5.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the Company’s common stock issuable upon the conversion of a promissory note, dated February 19, 2026, issued to Vanquish Funding Group, Inc. (the “February 19th Note Conversion Proposal”);

6.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 18,000 shares of the Company’s common stock pursuant to that certain Forbearance Letter Agreement, dated July 24, 2026, by and between Company and Agile Lending, LLC (the “Forbearance Shares Proposal”);

7.	Approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 125,000,000 (the “Charter Amendment Proposal”);

8.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 15,000 shares of our common stock pursuant to that certain consulting agreement dated as of July 1, 2026, by and between the Company and a consultant for certain advisory services (the “July 1st Consultant Shares Proposal”);

9.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 30,000 shares of our common stock pursuant to that certain consulting agreement dated as of July 1, 2026, as amended on July 30, 2026 by and between the Company and a consultant for certain advisory services (the “First July 30th Consultant Shares Proposal”);

10.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 37,500 shares of our common stock pursuant to that certain consulting agreement dated as of July 30, 2026, by and between the Company and a consultant for certain advisory services (the “Second July 30th Consultant Shares Proposal”);

11.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 10,000 shares of our common stock pursuant to that certain consulting agreement dated as of August 1, 2026, by and between the Company and a consultant for certain advisory services (the “August 1st Consultant Shares Proposal”);

12.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of a pre-funded warrant to purchase 50,000 shares of our common stock under that certain Note Purchase Agreement dated August 18, 2026 by and between the Company and the investors set forth therein (the “August 2026 Pre-Funded Warrant Proposal”);

13.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 15,000 shares of our common stock in respect of a “most favored nations” provision granted to noteholders in June 2026 (the “MFN Shares Proposal”);

14.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of a pre-funded warrant to purchase 100,000 shares of our common stock under that certain Note Purchase Agreement dated September 8, 2026 by and between the Company and the investors set forth therein (the “September 2026 Pre-Funded Warrant Proposal”);

15.	Approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of pre-funded warrants to purchase 84,000 shares of our common stock under those certain waivers dated each of September 10, 2026 and September 14, 2026 by and between the Company and the investors set forth therein (the “Waiver Pre-Funded Warrant Proposal”);

16.	Approved Amendment No. 1 to the Avalon GloboCare Corp. Stock Incentive Plan (the “Equity Plan Amendment Proposal”); and

17.	Approved the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of any of the foregoing proposals if there are not sufficient votes to approve any such proposals (the “Adjournment Proposal”).

The final results for each of the matters submitted to a vote of shareholders at the Special Meeting, as set forth in the Company’s Proxy Statement, are as follows:

Proposal 1. At the Special Meeting, the stockholders approved the ELOC Proposal. The result of the votes to approve the ELOC Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
157,219	1,595	27	248,012

Proposal 2. At the Special Meeting, the stockholders approved the ELOC Warrant Shares Proposal. The result of the votes to approve the ELOC Warrant Shares Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
156,967	1,848	26	248,012

Proposal 3. At the Special Meeting, the stockholders approved the Future Issuances Proposal. The result of the votes to approve the Future Issuances Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
155,790	3,014	37	248,012

Proposal 4. At the Special Meeting, the stockholders approved the February 11th Note Conversion Proposal. The result of the votes to approve the February 11th Note Conversion Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
157,210	1,273	358	248,012

Proposal 5. At the Special Meeting, the stockholders approved the February 19th Note Conversion Proposal. The result of the votes to approve the February 19th Note Conversion Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
157,219	1,270	352	248,012

Proposal 6. At the Special Meeting, the stockholders approved the Forbearance Shares Proposal. The result of the votes to approve the Forbearance Shares Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
157,794	1,020	27	248,012

Proposal 7. At the Special Meeting, the stockholders approved the Charter Amendment Proposal. The result of the votes to approve the Charter Amendment Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
349,819	55,844	1,190	0

Proposal 8. At the Special Meeting, the stockholders approved the July 1st Consultant Shares Proposal. The result of the votes to approve the July 1st Consultant Shares Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
156,950	1,865	26	248,012

Proposal 9. At the Special Meeting, the stockholders approved the First July 30th Consultant Shares Proposal. The result of the votes to approve the First July 30th Consultant Shares Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
157,204	1,610	27	248,012

Proposal 10. At the Special Meeting, the stockholders approved the Second July 30th Consultant Shares Proposal. The result of the votes to approve the Second July 30th Consultant Shares Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
156,948	1,861	32	248,012

Proposal 11. At the Special Meeting, the stockholders approved the August 1st Consultant Shares Proposal. The result of the votes to approve the August 1st Consultant Shares Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
156,958	1,851	32	248,012

Proposal 12. At the Special Meeting, the stockholders approved the August 2026 Pre-Funded Warrant Proposal. The result of the votes to approve the August 2026 Pre-Funded Warrant Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
157,302	1,207	332	248,012

Proposal 13. At the Special Meeting, the stockholders approved the MFN Shares Proposal. The result of the votes to approve the MFN Shares Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
157,294	1,535	12	248,012

Proposal 14. At the Special Meeting, the stockholders approved the September 2026 Pre-Funded Warrant Proposal. The result of the votes to approve the September 2026 Pre-Funded Warrant Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
157,055	1,454	332	248,012

Proposal 15. At the Special Meeting, the stockholders approved the Waiver Pre-Funded Warrant Proposal. The result of the votes to approve the Waiver Pre-Funded Warrant Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
157,026	1,483	332	248,012

Proposal 16. At the Special Meeting, the stockholders approved the Equity Plan Amendment Proposal. The result of the votes to approve the Equity Plan Amendment Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
146,588	10,434	1,819	248,012

Proposal 17. At the Special Meeting, the stockholders approved the Adjournment Proposal. The result of the votes to approve the Adjournment Proposal was as follows:

For	Against	Abstain	Broker Non-Votes
346,627	51,443	8,783	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to Avalon GloboCare Corp. 2026 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2026	Change Agents Corporation

/s/ Sam Knipper
Sam Knipper
Chief Financial Officer

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